UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2020

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West 5th Street, Suite 1275, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On June 29, 2020, Astrotech Corporation (the “Company”) held its annual meeting of shareholders (the “Meeting”), pursuant to notice duly given, at 201 W. 5th Street, Suite 1275, Austin, Texas 78701. Of the 7,575,464 shares of common stock entitled to vote at such meeting, 6,372,183 shares, or 80.12% of the Company’s common stock, were present in person or by proxy. The matters voted upon at the meeting and the results of such voting are set forth below:

Proposal 1 – Election of Directors

By the votes reflected below, our shareholders elected the following individuals to serve as directors to serve for the respective terms prescribed by the Company’s bylaws:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Pickens III	2,826,299	45,065	3,500,819
Mark Adams	2,827,082	44,282	3,500,819
Daniel T. Russler, Jr.	2,817,729	53,635	3,500,819
Ronald W. Cantwell	2,825,629	45,735	3,500,819
Tom Wilkinson	2,802,477	68,887	3,500,819

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

By the votes reflected below, our shareholders ratified the appointment of Armanino, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,174,745	103,566	93,872	—

Proposal 3 - Approval of Amendment to 2011 Stock Incentive Plan

By the votes reflected below, our shareholders approved to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 1,500,000 shares (increasing the number of shares that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 1,512,197 to 3,012,197 shares):

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,378,998	462,796	29,570	3,500,819

Proposal 4 - Approval of Amendment to Certificate of Incorporation

By the votes reflected below, our shareholders approved to increase the total number of authorized shares of the Company’s common stock by 35,000,000 shares, to a total of 50,000,000 shares of common stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,306,464	1,030,210	35,509	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: June 29, 2020	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer